                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 2, 2005
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                          Majesco Entertainment Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-70663                                    06-1529524
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     (Commission File Number)                  (IRS Employer Identification No.)

      160 Raritan Center Parkway, Edison, New Jersey                 08837
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 2, 2005, the Company's Board of Directors appointed Louis
Lipschitz to serve as Lead Independent Director. Mr. Lipschitz has been a director since April 20, 2004 and was the Company's first independent director.

The Lead Director's duties will include serving as a liaison between the
Chairman of the Board and the independent directors, assisting the Board in managing, coordinating and responding to issues related to corporate governance, and approving meeting schedules and agendas. The Lead Director shall also serve as an independent point of contact for stockholders wishing to communicate with the Board other than through the Chairman.

In addition, in order to better facilitate a partnership between the Company and its Board, the Company is amending the compensation program for its non-employee directors. Previously, the Company had compensated non-employee directors for attendance at meetings in addition to an annual retainer. Under the new structure, directors will not receive any fees for attendance at Board or committee meetings. These amendments became effective May 2, 2005 and are as follows:

      The Lead Director will receive an annual retainer of $60,000 (in lieu of other amounts paid to committee chairs or other non-employee directors).

      The Chair of the Audit Committee will receive an annual retainer of
      $50,000 (in lieu of other amounts paid to non-employee directors).

      Each other non-employee director will receive an annual retainer of
      $40,000.

      In addition to the annual cash retainer, non-employee directors shall receive annual equity grants valued at the following amounts:

      Lead Director: $80,000
      Audit Committee Chair:  $60,000
      Compensation Committee Chair: $60,000
      Nominating and Governance Committee Chair: $50,000
      Other non-employee directors:  $40,000

      The equity grants shall be made pursuant to the Company's 2004 Employee,
      Director and Consultant Stock Plan (the "Plan") and shall be a mix of 2/3 restricted stock and 1/3 options to purchase common stock. The restricted stock shall be awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value (as determined under the Plan) of the Company's common stock as of the quarterly grant date. The stock options will be awarded annually with the number of shares determined by using the black scholes formula. The stock options shall have an exercise price equal to fair market value as determined under the Plan. The shares of restricted stock shall vest and become exercisable six months following the grant date. The stock options shall vest and become exercisable over two years, with half vesting on each of the first and second anniversaries of the grant date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Majesco Entertainment Company
                                            (Registrant)

Date: May 6, 2005                           By:   /s/ Carl J. Yankowski
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                                                  Carl J. Yankowski
                                                  Chief Executive Officer